Exhibit 10.8

WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, WHICH OPINION SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

No. [__]	[DATE]

NEUROONE, INC.

CAPITAL STOCK PURCHASE WARRANT

_________________

This Certified That, for value received, [_______________] (the “Holder”) is entitled to subscribe for and purchase from NeuroOne, Inc., a Delaware corporation (the “Company”), at any time commencing on [DATE] and expiring on [FIVE YEAR ANNIVERSARY] (the “Warrant Exercise Term”), the Shares at the Exercise Price (each as defined in Section 1 below).

This Warrant is issued in connection with the Company’s private offering solely to accredited investors of up to $1,500,000 (or such higher amount as the Company’s Board of Directors shall determine) aggregate principal amount of Convertible Promissory Notes (the “Notes”) and related Warrants in accordance with, and subject to, the terms and conditions described in the Subscription Agreement, dated as of November 21, 2016 (the “Subscription Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to those terms in the Notes or the Subscription Agreement, as the case may be.

This Warrant is subject to the following terms and conditions:

1.             Shares. The Holder has, subject to the terms set forth herein, the right to purchase, at any time during the Warrant Exercise Term, either:

(a)          if the Holder’s Note converts pursuant to Section 3.1 of the Notes, up to that number of Conversion Shares equal to the number of Conversion Shares received by the Holder upon conversion of the Note, at a per share exercise price equal to the price at which the Note so converted; or

(b)          if the Holder exercises this Warrant prior to the Holder’s Note converting pursuant to Section 3.1 of the Notes, up to that number of shares of the Company’s common stock, par value $0.0001 (“Common Stock”), equal to the quotient obtained by dividing the Outstanding Balance by $1.80.

The exercise price of this Warrant as determined under Section 1(a) or (b) above, as applicable, is referred to herein as the “Exercise Price”. The Exercise Price is subject to adjustment as provided in Section 3 hereof. Shares of the Common Stock and the Conversion Shares are referred to herein collectively, and without distinction, as the “Shares”.

2.             Exercise of Warrant.

(a)          Exercise. This Warrant may be exercised by the Holder at any time during the Warrant Exercise Term, in whole or in part, by delivering the notice of exercise attached as Exhibit A hereto (the “Notice of Exercise”), duly executed by the Holder to the Company at its principal office, or at such other office as the Company may designate, accompanied by payment, in cash or by wire transfer of immediately available funds or by check payable to the order of the Company (the “Purchase Price”). For purposes hereof, “Exercise Date” shall mean the date on which all deliveries required to be made to the Company upon exercise of this Warrant pursuant to this Section 2(a) shall have been made.

(b)          Issuance of Certificates. As soon as practicable after the exercise of this Warrant, in whole or in part, in accordance with Section 2(a) hereof, the Company, at its expense, shall cause to be issued in the name of and delivered to the Holder (i) a certificate or certificates for the number of validly issued, fully paid and non-assessable Shares to which the Holder shall be entitled upon such exercise and, if applicable, (ii) a new warrant of like tenor to purchase all of the Shares that may be purchased pursuant to the portion, if any, of this Warrant not exercised by the Holder. The Holder shall for all purposes hereof be deemed to have become the Holder of record of such Shares on the date on which the Notice of Exercise and payment of the Purchase Price in accordance with Section 2(a) hereof were delivered and made, respectively, irrespective of the date of delivery of such certificate or certificates, except that if the date of such delivery, notice and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such Shares at the close of business on the next succeeding date on which the stock transfer books are open. Warrant Shares purchased hereunder shall be transmitted by the transfer agent to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Shares to or resale of the Shares by the Holder or (B) the shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is three (3) trading days after the latest of (1) the delivery to the Company of the Notice of Exercise and (2) surrender of this Warrant (if required).

(c)          Taxes. The issuance of the Shares upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Shares, shall be made without charge to the Holder for any tax or other charge of whatever nature in respect of such issuance and the Company shall bear any such taxes in respect of such issuance.

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3.             Adjustment of Exercise Price and Number of Shares.

(a)          Adjustment for Reclassification, Consolidation or Merger. If while this Warrant, or any portion hereof, remains outstanding and unexpired there shall be (i) a reorganization or recapitalization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation or other entity in which the Company shall not be the surviving entity, in which the Company shall be the surviving entity but the shares of the Company’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other corporation or other entity in one transaction or a series of related transactions, then, as a part of such reorganization, recapitalization, merger, consolidation, sale or transfer, unless otherwise directed by the Holder, all necessary or appropriate lawful provisions shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the greatest number of shares of capital stock or other securities or property that a holder of the Shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, recapitalization, merger, consolidation, sale or transfer if this Warrant had been exercised immediately prior to such reorganization, recapitalization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 3. If the per share consideration payable to the Holder for Shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors. The foregoing provisions of this paragraph shall similarly apply to successive reorganizations, recapitalizations, mergers, consolidations, sales and transfers and to the capital stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable or issuable after such reorganization, recapitalization, merger, consolidation, sale or transfer upon exercise of this Warrant.

(b)          Adjustments for Split, Subdivision or Combination of Shares. If the Company shall at any time subdivide (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the Shares subject to acquisition hereunder, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Shares subject to acquisition upon exercise of the Warrant will be proportionately increased. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the Shares subject to acquisition hereunder, then, after the record date for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Shares subject to acquisition upon exercise of the Warrant will be proportionately decreased.

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(c)          Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of any class of securities as to which purchase rights under this Warrant exist at the time shall have received or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of such class of security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the class of security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available to it as aforesaid during said period, giving effect to all adjustments called for during such period by the provisions of this Section 3.

(d)          Adjustment of Exercise Price Upon Issuance of Additional Shares of Common Stock. If while this Warrant, or any portion hereof, remains outstanding and unexpired, the Company shall issue Additional Shares of Common Stock (as hereinafter defined) without consideration or for a consideration per share less than the then-applicable Exercise Price, then and in such event, such Exercise Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the then-applicable Exercise Price by a fraction, (i) the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately prior to such issuance plus the quotient obtained by dividing (x) the aggregate consideration received by the Company for the total number of Additional Common Stock so issued by (y) the Exercise Price, and (ii) the denominator of which shall be the number of shares of the Common Stock issued and outstanding immediately prior to such issuance plus the number of Additional Shares of Common Stock so issued.

For the purposes hereof “Additional Shares of Common Stock” shall mean all shares of Common Stock, or options, rights, warrants to subscribe for Common Stock, or securities convertible into or exchangeable for shares of Common Stock, actually issued by the Company on or after the date hereof, other than shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock issued at any time:

(i)          upon exercise of the Warrants;

(ii)         upon the conversion of the Notes;

(iii)        pursuant to the exercise of options, warrants or other common stock purchase rights issued (or to be issued) to employees, officers or directors of, or consultants or advisors to, or any strategic ally of or investor in, the Company for compensatory purposes pursuant to any stock purchase plan, stock option plan, equity incentive plan or other plan or arrangement approved by the Board of Directors (or the Compensation Committee thereof) at any time;

(iv)        pursuant to the exercise of options, warrants or any evidence of indebtedness, shares of capital stock (other than Common Stock) or other securities convertible into or exchangeable for Common Stock (“Convertible Securities”) outstanding as of the date of the issuance of this Warrant;

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(v)         in connection with the acquisition of all or part of another entity by stock acquisition, merger, consolidation or other reorganization, or by the purchase of all or part of the assets of such other entity (including securities issued to persons formerly employed by such other entity and subsequently hired by the Company and to any brokers or finders in connection therewith);

(vi)        to bona fide commercial partners, or lessors in connection with credit arrangements, equipment financings or similar transactions approved by the Board of Directors; or

(vii)       in connection with the Company’s acquisition, joint-venture, licensing or business transaction of intellectual property assets from any individuals or entities approved by the Board of Directors.

Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 3(d), the number of Shares issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

(e)          Notice of Adjustments. Upon any adjustment of the Exercise Price and any increase or decrease in the number of Shares purchasable upon the exercise of this Warrant, then, and in each such case, the Company, within 30 days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

4.             Change in Control.

(a)          Upon the written request of the Company, the Holder agrees that, in the event of a Change in Control that is not an asset sale and in which the sole consideration is cash, either (i) the Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Change in Control or (ii) if the Holder elects not to exercise the Warrant, this Warrant will expire upon the consummation of such Change in Control. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as such Holder may request in connection with such contemplated Change in Control giving rise to such notice), which is to be delivered to the Holder not less than 10 days prior to the closing of the proposed Change in Control.

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(b)          Upon the written request of the Company, the Holder agrees that, in the event of a Change in Control that is an “arms-length” sale of all or substantially all of the Company’s assets (and only its assets) to a third party that is not an Affiliate (as defined below) of the Company (a “True Asset Sale”), either (i) the Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Change in Control or (ii) if the Holder elects not to exercise the Warrant, this Warrant will continue until the expiration of the Warrant Expiration Term if the Company continues as a going concern following the closing of any such True Asset Sale. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as such Holder may request in connection with such contemplated Change in Control giving rise to such notice), which is to be delivered to the Holder not less than 10 days prior to the closing of the proposed Change in Control. As used herein “Affiliate” shall mean any person or entity that owns or controls directly or indirectly 10% or more of the stock of the Company, and any person or entity that controls or is controlled by or is under common control with such persons or entities.

(c)          Upon the written request of the Company, the Holder agrees that, in the event of a stock for stock Change in Control of the Company by a publicly traded acquirer if, on the record date for the Change in Control, the fair market value of the Shares (or other securities issuable upon exercise of this Warrant) is equal to or greater than two times the Exercise Price, the Company may require the Warrant to be deemed automatically exercised and the Holder shall participate in the Change in Control as a holder of the Shares (or other securities issuable upon exercise of the Warrant) on the same terms as other holders of the same class of securities of the Company.

(d)          Upon the closing of any Change in Control other than those particularly described in subsections (a), (b) and (c) above of this Section 4, the successor entity, if any, and if applicable, shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Change in Control and subsequent closing. The Exercise Price and/or number of Shares shall be adjusted accordingly.

5.          Notices. All notices, requests, consents and other communications required or permitted under this Warrant shall be in writing and shall be deemed delivered (a) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (b) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery or (c) on the business day of delivery if send by facsimile transmission, in each case to the intended recipient as set forth below:

If to the Company to:	NeuroOne, Inc. 10006 Liatris Lane Eden Prairie, MN 55347 Attention: David A. Rosa Facsimile:____________

With a copy to:	Honigman Miller Schwartz and Cohn LLP 350 East Michigan Avenue Suite 300 Kalamazoo, MI 49007 Attention: Phillip D. Torrence, Esq. Facsimile: 269.337.7701

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If to the Holder at its address as furnished in the Subscription Agreement.

Either party may give any notice, request, consent or other communication under this Warrant using any other means (including personal delivery, messenger service, facsimile transmission, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Either party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other party notice in the manner set forth in this Section 5.

6.             Legends. Each certificate evidencing the Shares issued upon exercise of this Warrant shall be stamped or imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, WHICH OPINION SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

7.             Fractional Shares. No fractional Shares will be issued in connection with any exercise hereunder. Instead, the Company shall round down to the nearest whole Share the number of Shares to be issued.

8.             Rights of Stockholders. The Holder shall not be entitled to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have been issued, as provided herein.

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9.             Miscellaneous.

(a)          This Warrant and disputes arising hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to agreements made and to be performed wholly within such State, without regard to its conflict of law rules.

(b)          The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

(c)          The covenants of the respective parties contained herein shall survive the execution and delivery of this Warrant.

(d)          The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or permitted assigns of the Company and of the Holder and of the Shares issued or issuable upon the exercise hereof.

(e)          This Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject hereof.

(f)          The Company shall not, by amendment of the Certificate of Incorporation or Bylaws of the Company, or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder contained herein against impairment.

(g)          Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, will execute and deliver to the Holder, in lieu thereof, a new Warrant of like date and tenor.

(h)          This Warrant may be amended or waived only with the written consent of the Company and the holders of a majority in original aggregate principal amount of the Related Notes. Any such amendment or waiver shall be binding on all holders of the Warrants, even if they do not execute such consent, amendment or waiver.

Signature on the Following Page

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In Witness Whereof, the parties hereto have caused this Warrant to be signed as of the date set forth above.

THE COMPANY:

NeuroOne, Inc.

By:
Name:	David A. Rosa
Title:	CEO

Signature Page to Capital Stock Purchase Warrant

Exhibit A

NOTICE OF EXERCISE

TO BE EXECUTED BY THE REGISTERED HOLDER

TO EXERCISE THIS WARRANT

TO:	NeuroOne, Inc.

(1)         The undersigned hereby elects to purchase _____ shares of capital stock (the “Shares”) of NeuroOne, Inc., a Delaware corporation, or its successors or assigns (the “Company”), pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)         Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

________________________________ (Holder’s Name)

_________________________________

_________________________________

(Address)

(3)         The undersigned represents that: (a) the Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such Shares; (b) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (c) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (d) the undersigned understands that the Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (e) the undersigned is aware that the Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the Shares for the period prescribed by Rule 144, that among the conditions for use of Rule 144 is the availability of current information to the public about the Company and that the Company has not made such information available and has no present plans to do so; and (f) the undersigned agrees not to make any disposition of all or any part of the Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

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By:
Print Name:

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